UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 22, 2000

                              FIRSTCOM CORPORATION
             (Exact name of registrant as specified in its charter)

               Texas                  0-25194                   87-0464860
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation or            File Number)            Identification No.)
       organization)

                               220 Alhambra Circle
                                    Suite 910
                           Coral Gables, Florida 33134
          (Address, including zip code, of principal executive office)

                                 (305) 448-4422
              (Registrant's telephone number, including area code)

                                 Not applicable
   (Former name, former address and fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS

         (a) On February 22, 2000, the registrant amended the Agreement and Plan of Merger (the "Merger Agreement") among AT&T Corp., Kiri Inc., Frantis, Inc. and the registrant to permit the acquisition of Keytech LD by AT&T Latin America
 . Copies of the amendment to the Merger Agreement and the press release announcing such amendment are attached as exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.


99.1     Press release dated February 23, 2000.

99.2 Amendment dated February 22, 2000 to the Agreement and Plan of Merger among AT&T Corp., Kiri Inc., Frantis, Inc. and the registrant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 24, 2000         By:  /s/ Patricio E. Northland
                                       -----------------------------------------
                                       Patricio E. Northland
                                       Chairman of the Board, President
                                       and Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT                  DESCRIPTION
-------                  -----------


99.1     Press release dated February 23, 2000.

99.2 Amendment dated February 22, 2000 to the Agreement and Plan of Merger among AT&T Corp., Kiri Inc., Frantis, Inc. and the registrant